UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported December 18, 2019

IRON MOUNTAIN INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-13045
(Commission File Number)

One Federal Street, Boston, Massachusetts
(Address of Principal Executive Offices)

23-2588479
(IRS Employer Identification No.)

2110
(Zip Code)
(617) 535-4766
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $.01 par value per share	IRM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2019, the board of directors (the “Board”) of the Company elected Doyle Simons, age 55, to serve as a director of the Company effective January 1, 2020. There are no arrangements or understandings between Mr. Simons and any other persons pursuant to which he was elected as a director, and Mr. Simons has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Simons does not have a family relationship with any member of the Board or any executive officer of the Company. Effective January 1, 2020, Mr. Simons will serve on the Compensation Committee and Finance Committee of the Board.

Mr. Simons has served as CEO and President of Weyerhaeuser Co., a publicly traded timber company, from August 1, 2013 until his retirement on January 1, 2019. Prior to this role, Mr. Simons served as Chairman and CEO of Temple-Inland, a corrugated packaging and building products company, from December 2007 to February 2012. Since 2007, Mr. Simons has served as an independent director on the board of directors of Fiserv, Inc., a publicly traded global provider of financial services technology. Mr. Simons earned his Bachelor of Business Administration from Baylor University and his Juris Doctor from the University of Texas.

For his service as a director, Mr. Simons will be entitled to the compensation that the Company generally provides to its non-employee directors. A summary of the Company’s currently-effective compensation plan for non-employee directors (the “Director Compensation Plan”) is filed as Exhibit 10.38 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and is incorporated by reference herein. Mr. Simons will also be able to participate in the Iron Mountain Incorporated Directors Deferred Compensation Plan. Effective January 2, 2020, pursuant to the Director Compensation Plan, Mr. Simons will receive a pro-rated annual grant of restricted stock units (“RSUs”) under the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan. Each RSU represents the right to receive one full share of the Company’s common stock, and the RSUs will vest immediately upon grant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	___________________________________
Name:	Deborah Marson
Title:	Executive Vice President and General Counsel

Date: December 19, 2019